Exhibit 99.1

                          PURCHASE AGREEMENT dated as of March 2, 2001, between
                    BLOUNT INTERNATIONAL, INC., a Delaware corporation (the "Corporation") and LB Blount Investment SPV LLC (the "Purchaser").

                              W I T N E S E T H:


     WHEREAS, the Purchaser desires to purchase and acquire from the Corporation, and the Corporation desires to sell to the Purchaser, (a) $20,000,000 aggregate principal amount of Convertible Preferred Equivalent Securities of the Corporation having the terms specified in Annex I (the "Securities") and (b) warrants to purchase common stock of the Corporation in the amounts and having the terms specified in Annex II (the "Warrants").

     NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I

             Purchase and Sale of the Securities and the Warrants
             ----------------------------------------------------

     SECTION 1.01 Purchase and Sale of the Securities and the Warrants. The Corporation and the Purchaser agree that the Corporation shall sell to the Purchaser, and the Purchaser will purchase from the Corporation, the Securities and the Warrants at a purchase price of $20,000,000.

     SECTION 1.02 Delivery and Payment. Delivery of and payment for the Securities and the Warrants shall be made at the offices of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York 10019-7475, at 11:00 a.m., New York City time, on the date of this Agreement, or such other time and place as the parties shall agree (herein called the "Closing Date"). On the Closing Date, delivery of the Securities and the Warrants shall be made to the Purchaser against payment by the Purchaser of the purchase price thereof to or upon the order of the Securities and the Warrants by same day funds or such other manner of payment as may be agreed upon by the Corporation and the Purchaser.

     SECTION 1.03 Representations and Warranties of the Corporation. The Corporation represents and warrants to the Purchaser as follows:

          (a) The Corporation is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Corporation has full corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder, and this Agreement has been duly authorized, executed and delivered by the Corporation and is valid, binding and enforceable against the Corporation in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity.

          (b) The Securities and the Warrants sold to the Purchaser pursuant to this Agreement have been duly authorized, and upon issuance, will constitute legal, valid and


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     binding obligations of the Corporation and enforceable against the
     Corporation in accordance with their terms.

     SECTION 1.04. Representations and Warranties of the Purchaser, The Purchaser represents and warrants to the Corporation as follows:

          (a) It is duly organized, validly existing and in good standing under the laws of the state of its organization. It has full corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder, and this Agreement has been duly authorized, executed and delivered by it and is valid, binding and enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity.

          (b) It is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act.

                                  ARTICLE II

                          Covenants of the Purchaser
                          --------------------------

     The Purchaser hereby represents and warrants that it is acquiring the Securities and the Warrants for investment solely for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Purchaser agrees and acknowledges that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the Securities or the Warrants, or solicit any offers to purchase any shares of the Securities or the Warrants.

                                  ARTICLE III

                                 Miscellaneous
                                 -------------

     SECTION 3.01. Amendment. No amendment, modification or supplement to this Agreement shall be enforced against the Purchaser unless such amendment, modification or supplement is written or signed by both the Purchaser and the Corporation.

     SECTION 3.02. Applicable Law. The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     SECTION 3.03. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered by hand


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(whether by overnight courier or otherwise) or sent by registered or certified mail, return receipt requested, postage prepaid or sent by telecopy, to the party to whom it is directed as follows:

             (a) If to the Purchaser, to:

                      LB Blount Investment SPV LLC
                      3 World Financial Center
                      New York, NY 10285
                      Attention: E. Daniel James
                                 Telecopy:  212-526-3836
                                 Steven Berkenfeld
                                 Telecopy:  212-526-2198

             (b) If to the Corporation, to:

                      Blount International, Inc.
                      4520 Executive Park Drive
                      Montgomery, AL 36116-1602
                      Attn: Richard H. Irving, III
                      Telecopy:  334-271-8130

or at such other address as either party shall have specified by notice in writing to the other.

     SECTION 3.04. Integration. This Agreement and the documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof. The Purchaser agrees and acknowledges that no promises, representations or warranties have been made by the Corporation or any of its affiliates, directors, officers, employees, representatives or advisors with respect to the Corporation or other matters relating to the purchase of the Securities and the Warrants other than those expressly set forth herein.

     This Agreement supersedes all prior agreements and understandings between the parties with respect to this subject matter.

     SECTION 3.05. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and of which together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    BLOUNT INTERNATIONAL, INC.,


                                      By:   /s/ Harold E. Layman
                                         --------------------------------------
                                         Name:  Harold E. Layman
                                         Title: President


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                                    LB BLOUNT INVESTMENT SPV LLC,


                                      By:   /s/ Alan Washkowitz
                                         --------------------------------------
                                         Name:  Alan M. Washkowitz
                                         Title: